EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of July 9, 2009, by and between Suspect Detection Systems Inc., a Delaware corporation (the “Company”), and NG-The Northern Group LP (the "Investor").

WHEREAS, upon and as a result of the consummation of the transactions contemplated by the Investment Agreement dated as of December 18, 2008 between the Company and Suspect Detection Systems (SDS) Ltd., a company incorporated in the State of Israel (“SDS”), the Investor was issued 170,295 Ordinary Shares of SDS (the “SDS Shares”);

WHEREAS, the Investor now desires to exchange all the SDS Shares for 3,199,891 shares of common stock of the Company (the “Shares”), and the Company is willing to exchange the SDS Shares for the Shares and the issuance of warrants to purchase additional shares of common stock of the Company, on the terms and provisions provided for in this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Exchange of SDS Shares for the Shares.  Simultaneous with the execution and deliver of this Agreement, (a) the Investor shall deliver to the Company (i) a stock certificate evidencing the SDS Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank or other instruments of transfer in form and substance reasonably satisfactory to the Company, and (ii) resolutions authorizing the transaction contemplated herein and the exchange of the SDS Shares for the Shares and (b) the Company shall deliver to the Investor (i) a stock certificate representing the Shares and (ii) a warrant agreement in the form attached hereto as Exhibit A (the “Warrant”). Within 72 hours of the execution of this Agreement the Investor shall notify the Israeli Registrar of his transfer of the Shares to the Company.

2.           Representations and Warranties of the Investor. As an inducement to the Company to enter into this Agreement and to issue the Shares and the Warrant to the Investor, the Investor hereby represents and warrants to the Company as follows:

(a)           The Investor is the sole record and beneficial owner of the SDS Shares and has good and marketable title to said shares, free and clear of all liens, encumbrances, claims, charges, and any rights of third parties. Other than as set forth in this Agreement, there are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal, claims or other commitments or rights or any other agreements or understandings with respect to the SDS Shares subject to rights of first refusal as to which the Investor shall deliver waivers from all the other shareholders simultaneous with the execution and delivery of this Agreement.

(b) The Investor has the absolute and unrestricted right, power, legal capacity and authority to enter into and perform its obligations under this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Investor. The execution, delivery and performance of this Agreement have been duly and validly approved and authorized by all necessary action on the part of the Investor. The general partner and the partners of the Investor have approved the execution, delivery and performance of this Agreement.

(c)   No filing with, authorization from or consent or approval of any governmental body, agency, official or authority or any other third party is necessary or required to be made or obtained to enable the Investor to enter into, and to perform its obligations under, this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement, when executed and delivered by the Company constitutes a valid and binding obligation of the Investor, enforceable against it in accordance with its terms. The individual executing this Agreement on behalf of the Investor has been duly authorized by all necessary and appropriate action on behalf of the Investor.

(d)           Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (a) any provision of the Partnership Agreement or other charter documents of the Investor, as currently in effect, (b) any instrument, contract or agreement to which the Investor is a party or by which it is bound, or (c) any law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Investor or its assets or properties.

(e)           The Investor is not party to or threatened with, any litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority relating to or affecting the SDS Shares.

(f)           The Investor is an “accredited investor”, as such term is defined in Rule 501 of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act of 1933, as amended (the “Securities Act) or is exempt by any other applicable provision of the applicable securities laws.

(g)           The Investor understands that an investment in the Shares, the Warrant and the shares of common stock issuable upon due exercise of the Warrant (the “Warrant Shares’, and together with the Shares and the Warrant, the “Securities”) is a speculative investment which involves a high degree of risk and the potential loss of its entire investment.

(h)           The Investor has received all documents, books and other information pertaining to its exchange of its SDS Shares for the Securities that has been requested by the Investor, including without limitation, the SEC filings made by the Company.

(i)  At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j)  The Investor is (i) experienced in making investments of the kind described in this Agreement, (ii) able, by reason of its business and financial experience to protect its own interests in connection with the investment in the Securities, and (iii) able to afford the entire loss of its investment in the Shares.

(k)  The Investor understands that none of the Shares, Warrant or the Warrant Shares  have not been registered under the Securities Act or registered or qualified under any the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available.  The certificate for the Shares shall bear a legend to the foregoing effect.

(l)  The Investor is acquiring the Securities for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in the Securities the Investor is acquiring herein.  Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities the Investor is acquiring.

(m)      The Investor understands that the Company is under no obligation to register any of the Securities under the Securities Act, or to assist the Investor in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction. The Investor understands that the Securities can be sold under Rule 144 or any other exemption, provided such exemption is applicable and provided that such sale is made pursuant to the terms of the Lock-Up Agreement attached hereto.

3.           Representations and Warranties of the Company.  As an inducement to the Investor to enter into this Agreement, the Company hereby represents and warrants to the Investor as follows:

(a)  The Company is duly organized, validly existing and in good standing under the applicable laws of the state of its incorporation and has full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

(b)  The execution and delivery of this Agreement, and the transaction contemplated hereby and thereby, have been duly approved by the board of directors of the Company and does not require the approval of the shareholders of the Company.  This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with the terms hereof and thereof except as such enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally and by general principles of equity.

(c) All consents, approvals, authorizations and orders, required for the consummation by the Company of any of the transactions on its part contemplated under this Agreement have been obtained.

(d)  None of the execution, delivery, or performance of this Agreement and the consummation of the transaction contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) to the best of the Company’s knowledge, any instrument, contract or agreement to which the Company is a party or by which it or its assets is bound; (ii) the certificate of incorporation and by-laws of the Company, or (iii) to the best of the Company’s knowledge, any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to the Company.

(e)       The Shares, when issued to the Investor in consideration for the SDS Shares, will have been duly authorized, fully paid and non-assessable. The Warrant Shares, when issued to the Investor upon the due exercise of the Warrant, will be duly authorized, fully paid and non-assessable.

(f)           The Company understands that an investment in the SDS Shares is a speculative investment which involves a high degree of risk and the potential loss of its entire investment.  The Company made any and all inquiries as to the business of SDS and is making the investment not relying on any way on any representations by the Investor as to the business and/or financial affairs of SDS.

4.      Indemnification; Survival.

4.1           Indemnification.  The Investor shall indemnify and hold harmless the Company, its agents, beneficiaries, affiliates, representatives and their respective successors and assigns (collectively, the “Company Indemnified Persons”) from and against any and all damages, losses, liabilities, taxes, costs and expenses (including, without limitation, attorneys’ fees and costs) (collectively, “Losses”) resulting directly or indirectly from (a) any inaccuracy, misrepresentation, breach of warranty or non-fulfillment of any of the representations and warranties made by the Investor and contained in this Agreement, or any actions, omissions or statements of fact inconsistent in any material respect with any such representation or warranty, (b) any failure on the part of the Investor to perform or comply with any agreement, covenant or obligation in this Agreement; provided, however, that the indemnification pursuant to this Section 4.1 shall terminate on the second anniversary of the Closing Date, and it shall have no further force or effect thereafter, notwithstanding anything to the contrary contained in any provision of this Agreement or applicable law and further provided that in any event the amount of the indemnification may not exceed US$250,000 in the aggregate.

The Company shall indemnify the Investor, its agents, beneficiaries, affiliates, representatives, shareholders and their respective successors and assigns, and hold each of them harmless from and against any and all Losses resulting directly or indirectly from (A) any inaccuracy, misrepresentation, breach of warranty or non-fulfillment of any of the representations and warranties of the Company in this Agreement, or any actions, omissions or statements of fact inconsistent in any material respect with any such representation or warranty, (B) any failure by the Company to perform or comply with any agreement, covenant or obligation in this Agreement; provided, however, that the indemnification provided by the Company pursuant to this Section 3.1 shall terminate on the second anniversary of the Closing Date, and it shall have no further force or effect thereafter, notwithstanding anything to the contrary contained in any provision of this Agreement or applicable law and further provided that in any event the amount of the indemnification may not exceed US$250,000 in the aggregate.

The provisions of this Section 4.1 shall be the sole and exclusive remedy for breaches of the matters set forth in said Section.

4.2      Survival.  Unless otherwise stated in this Agreement, all covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the date hereof until the later of the expiration of the applicable statute of limitations or the second anniversary of the date hereof.

5.       Miscellaneous.

 5.1           Further Assurances.  From time to time, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transaction contemplated by this Agreement.

5.2           Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below (or ten (10) business days if the address to which such notice is addressed is not in the same country in which such notice is mailed), or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the second day following being so sent to the addresses of the parties as indicated on the signature page hereto. Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

5.3           Choice of Law.  This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

5.4           Jurisdiction.  The Parties hereby irrevocably consent to the in personam jurisdiction and venue of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument.  EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.5           Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the Parties in respect of the transaction contemplated hereby and supersedes all prior and contemporaneous  agreements, arrangements and understandings of the parties relating to the subject matter hereof.  No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement.

5.6           Assignment. Each party's rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party’s prior written consent, and any such assignment or attempted assignment without the other party’s prior written consent shall be void, of no force or effect, and shall constitute a material default by such party.

5.7           Amendments.  This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

5.8           Waivers.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same.  No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

5.9           Counterparts.  This Agreement may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.10           Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transaction contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to give effect the original intent of the parties as closely as possible in an acceptable manner in order that the transaction contemplated hereby are consummated as originally contemplated to the fullest extent possible.

5.11           Interpretation.   The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to their satisfaction by counsel of their own choosing.  The various paragraph and/or section headings in this Agreement are for reference and convenience only and shall not be considered in the interpretation hereof for any purpose and in no way alter, modify, amend, limit, or restrict any contractual obligations of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Exchange Agreement as of the date first above written.

SUSPECT DETECTION SYSTEMS INC.

By:	/s/ Asher Zwebner
Name: Asher Zwebner
Title: CFO and Interim CEO

NG – The Northern Group LP

By:	/s/ Amiram Levin
Name: Amiram Levin
Title: Chief Executive Officer